UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2007

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

See disclosure under Item 5.02 of this report, which is incorporated by reference in this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2007, Mannatech, Incorporated (“Mannatech”) entered into an employment agreement with Alfredo Bala (the “Agreement”), pursuant to which Mannatech hired Mr. Bala to serve as its Senior Vice President of Global Sales and Marketing, effective October 1, 2007. Mr. Bala currently serves as a consultant to Mannatech. Mr. Bala’s duties and responsibilities as Senior Vice President of Global Sales and Marketing will include the duties and responsibilities currently performed by Mannatech’s President of International Operations. Mannatech’s current president of international operations, John W. Price, has tendered his resignation from Mannatech, effective September 30, 2007. Mr. Price has served as Mannatech’s President of International Operations since September 2005.

Mr. Bala, age 47, has served as a consultant to Mannatech since August 2007. Prior to joining Mannatech, Mr. Bala served from 1992 to 2006 as Chief Operating Officer for Britt Worldwide, LLC, one of the largest independent networking marketing organizations for Amway, a global direct-selling company. From 1983 to 1992, Mr. Bala served as a manufacturing plant manager for Bose Corporation. He received an Associates Degree in Electrical Engineering from the County College of Rhode Island. There was no arrangement or understanding between Mr. Bala and any other person pursuant to which Mr. Bala was selected as a director. Neither Mr. Bala nor any member of his immediate family is a party, directly or indirectly, to any transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The Agreement provides for Mr. Bala’s employment as Senior Vice President of Global Sales and Marketing for a term of two years, unless terminated earlier. Under the Agreement, Mr. Bala will receive an annual base salary of $275,000 and will be eligible to participate in Mannatech’s annual executive bonus program and executive vehicle leasing program as well as all employee benefits offered to Mannatech’s employees. The Agreement provides that upon Mr. Bala’s termination, including if Mannatech terminates Mr. Bala with cause or due to death or disability or if Mr. Bala resigns without good reason, Mr. Bala is entitled to (i) any remaining base salary earned and not yet paid through the termination date, (ii) any annual or other bonus, or any portion thereof, earned and not yet paid through the termination date, (iii) all reimbursable expenses due but not yet paid through the termination date, and (iv) all earned or vested benefits under his employment agreement through the termination date. If Mannatech terminates Mr. Bala without cause, or Mr. Bala resigns for good reason, Mannatech will also be obligated to pay Mr. Bala his base salary through the end of his initial two year term or twelve months from Mr. Bala’s last date of employment, whichever is later.

Under the Agreement, a termination for cause means (A) Mannatech has determined that Mr. Bala has neglected, failed, or refused to render the services or to perform any other of his duties or obligations under the Agreement, (B) Mr. Bala’s violation of any provision or obligation under the Agreement, (C) Mr. Bala’s indictment for, or plea of no contest with respect to, any crime that adversely affects the utility of his services to Mannatech, or (D) any other act or omission of Mr. Bala involving fraud, theft, dishonesty, disloyalty, or illegality that harms or embarrasses the Company. However, if Mannatech gives notice of termination for cause due to a determination that Mr. Bala has neglected, failed, or refused to render services or to perform any other of his duties or obligations under the Agreement or due to Mr. Bala’s violation of any provision or obligation of the Agreement, Mr. Bala will have 60 days from the date of such notice to cure the actions causing Mannatech to seek such termination. If Mr. Bala cures such actions within the 60-day period and Mannatech proceeds with the termination, the termination will be deemed to be without cause.

The Agreement defines a resignation for good reason as (A) any denial of compensation due and owing to Mr. Bala under the Agreement, (B) any requirement that Mr. Bala be based anywhere other than Dallas County, Texas, except for travel incident to Mannatech’s business, (C) Mannatech’s demotion of Mr. Bala in title or pay, or its removal of a material portion of Mr. Bala’s significant duties or responsibilities without Mr. Bala’s consent, or (D) Mannatech’s material breach of the Agreement. However, in the event Mr. Bala gives notice of his intent to resign for good reason, Mannatech will have 60 days from the date of such notice to cure the reasons giving rise to such resignation. If the reasons giving rise to the resignation are cured within the 60-day period and Mr. Bala proceeds with the resignation, the resignation will be deemed to be without good reason.

The Agreement also contains non-competition and non-solicitation provisions extending until one year after the termination of Mr. Bala’s employment. In addition, the Agreement requires Mr. Bala to cooperate with Mannatech in connection with business and litigation matters for a period of six months after termination of his employment.

In connection with Mr. Bala’s employment, Mannatech’s Board of Directors has approved an award of stock options to purchase 30,000 shares of the Company’s common stock, to be granted to Mr. Bala on October 1, 2007. The exercise price will be determined on the date of grant.

The above summary of the material terms of the Agreement is qualified by reference to the text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

A copy of the press release announcing the appointment of Mr. Bala is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

10.1*	Employment Agreement, effective October 1, 2007, by and between Mannatech, Incorporated and Alfredo Bala.

99.1*	Press release dated September 18, 2007 entitled “Bala named Mannatech’s Senior Vice President of Global Sales and Marketing.”

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: September 24, 2007	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1*	Employment Agreement, effective October 1, 2007, by and between Mannatech, Incorporated and Alfredo Bala.

99.1*	Press release dated September 18, 2007 entitled “Bala named Mannatech’s Senior Vice President of Global Sales and Marketing.”

*Filed herewith.